Exhibit 99.1

Vanda Pharmaceuticals Board of Directors Determines that Recent Unsolicited Takeover

Proposals Are Not in the Best Interests of the Company and its Shareholders

WASHINGTON, June 19, 2024 /PRNewswire/ – Vanda Pharmaceuticals Inc. (Vanda) (Nasdaq: VNDA) today announced that the Company’s Board of Directors (the “Board”), following careful review and consultation with its independent financial and legal advisors, has determined that the unsolicited proposal from Cycle Group Holdings Ltd (“Cycle Group”) to acquire Vanda for $8.00 per share in cash and the revised unsolicited proposal from Future Pak, LLC (“FP”) to acquire Vanda for $8.50-$9.00 per share in cash plus certain Contingent Value Rights (“CVRs”) both substantially undervalue Vanda and are not in the best interests of the Company and its shareholders. Accordingly, the Board has rejected the proposals.

The Vanda Board again evaluated all aspects of Vanda’s business against the unsolicited proposals and determined that the proposals are opportunistic attempts to purchase the Company’s shares at a discount to Vanda’s intrinsic value. The Board’s prior analysis of the company’s clinical development pipeline, expanding commercial presence and significant cash balance remains unchanged. The Board also reached the same conclusion as it reached previously regarding the speculative nature of the CVRs given the uncertainty surrounding the achievement of the commercial milestones under FP’s management.

The Board and management team remain confident that Vanda’s robust revenue, strong cash position and efficient operations position the Company well for significant long-term growth and value creation far in excess of the consideration offered by Cycle Group and FP.

There is no action for shareholders to take at this time.

About Vanda Pharmaceuticals Inc.

Vanda is a leading global biopharmaceutical company focused on the development and commercialization of innovative therapies to address high unmet medical needs and improve the lives of patients. For more on Vanda Pharmaceuticals Inc., please visit www.vandapharma.com and follow us on X @vandapharma.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Various statements in this press release, including, but not limited to, statements regarding the Board’s assessment of the Cycle Group and FP proposals and the confidence that the Board and management team have in the Company’s long-term prospects for growth and value creation, are “forward-looking statements” under the securities laws. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are based upon current expectations and assumptions that involve risks, changes in circumstances and uncertainties. Therefore, no assurance can be given that the results or developments anticipated by Vanda will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Vanda. Forward-looking statements in this press release should be evaluated together with the various risks and uncertainties that affect Vanda’s business and market, particularly those identified in the “Cautionary Note Regarding Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Vanda’s most recent Annual Report on Form 10-K, as updated by Vanda’s subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.

All written and verbal forward-looking statements attributable to Vanda or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

Vanda cautions investors not to rely too heavily on the forward-looking statements Vanda makes or that are made on its behalf. The information in this press release is provided only as of the date of this press release, and Vanda undertakes no obligation, and specifically declines any obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Corporate Contact:

Kevin Moran

Senior Vice President, Chief Financial Officer and Treasurer

Vanda Pharmaceuticals Inc.

202-734-3400

pr@vandapharma.com

Jim Golden / Jack Kelleher / Dan Moore

Collected Strategies

VANDA-CS@collectedstrategies.com